EXHIBIT 10.1



     AMENDMENT dated as of January 25, 2001 (this "Amendment"), to the Credit Agreement (the "Credit Agreement") dated as of July 21, 1999, among ALLIED WASTE INDUSTRIES, INC. ("Allied Waste"), ALLIED WASTE NORTH AMERICA, INC. (the "Borrower"); the lenders party thereto (the "Lenders"); and THE CHASE MANHATTAN BANK ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders and as collateral trustee (in such capacity, the "Collateral Trustee") for the Shared Collateral Secured Parties.

     The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing so to amend the Credit Agreement, on the terms and subject to the conditions set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment of Credit  Agreement.  The Credit  Agreement is hereby
                -------------------------------
amended, effective as of the Amendment Effective Date, as follows:

                  (a)  Amendment of Section 1.01.

     (i) The following  definitions are hereby inserted in alphabetical order in
Section 1.01 of the Credit Agreement:

     ""HENS  Partnerships"  means,  collectively,  American  Ref-Fuel Company of
      -------------------
Hempstead, American Ref-Fuel Company of Essex County, American
Ref-Fuel Company of Niagara, L.P., and American Ref-Fuel Company of Southeastern Connecticut."

     ""Ref-Fuel  Subsidiaries"  means the  special  purpose  vehicles  formed in
      -----------------------
connection with the Ref-Fuel Transaction for the purpose of purchasing trucks, construction equipment, containers and/or other equipment to be leased to subsidiaries of Allied Waste."

     ""Ref-Fuel  Subsidiary Purchase Money Debt" shall have the meaning assigned
      ------------------------------------------
thereto in Section 6.01A."

     ""Ref-Fuel  Transaction" means the sale of the interests of Allied Waste in
      ----------------------
certain of the Ref-Fuel companies and the restructuring of the interests of Allied Waste in other Ref-Fuel companies."

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

     ""2001  Indenture"  means (i) the Indenture  among AWNA and/or Allied Waste
       ---------------
and the trustee named therein or (ii) Supplement No. 6 to the AWNA Senior Note Indenture, in either case dated on or prior to December 31, 2001, as amended, supplemented or otherwise modified from time to time in accordance with the provisions of this Agreement."

     ""2001  Senior  Notes" means senior  secured  notes of AWNA or Allied Waste
      --------------------
issued on or prior to December 31, 2001 pursuant to the 2001 Indenture."

     (ii) Each of the definitions of "Collateral Trust Agreement", "Indemnity, Subrogation and Contribution Agreement", "Non-Shared Collateral Pledge Agreement", "Non-Shared Collateral Security Agreement", "Parent Guarantee
Agreement", "Security Agreements", "Security Documents", "Shared Collateral Pledge Agreement", "Shared Collateral Security Agreement" and "Subsidiary Guarantee Agreement" in Section 1.01 of the Credit Agreement is hereby amended by inserting the following phrase at the end of each such definition:

     ", as amended, supplemented or otherwise modified from time to time in accordance with the provisions of this Agreement".

     (iii) The definition of "Loan Party" in Section 1.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end of such definition:

     "; provided that no Ref-Fuel Subsidiary need become a Loan Party until such time as it has no Ref-Fuel Subsidiary Purchase Money Debt outstanding".

     (iv) The definition of "Prepayment Event" in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase "and (xix)" immediately following the phrase "Section 6.01A(xvi)" in clause (y) of paragraph (c) of such definition.

     (v) The definition of "Subsidiary" in Section 1.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end of the last sentence of such definition:

     "; provided that the Ref-Fuel Subsidiaries shall be deemed Subsidiaries on and after the consummation of the Ref-Fuel Transaction".

     (b)  Amendment  of Section  2.08(b).  Paragraph  (b) of Section 2.08 of the
          ------------------------------
Credit Agreement is hereby amended by inserting the following sentence at the end of such paragraph:

     "Notwithstanding the foregoing, upon the consummation of the Ref-Fuel Transaction and the replacement of the outstanding Letters of Credit in the approximate aggregate amount of $130,000,000 relating to Ref-Fuel, the Revolving Commitments shall automatically be reduced by $200,000,000; provided however that (i) the Revolving Commitments shall only be reduced by $100,000,000 if the Borrower or Allied Waste shall have received at least $750,000,000 but less than $1,000,000,000 in gross cash proceeds from the offering of the 2001 Senior Notes prior to the consummation of the Ref-Fuel Transaction and (ii) no reduction of the Revolving Commitments shall occur if the Borrower or Allied Waste shall have received at least $1,000,000,000 in gross cash proceeds from the offering of the 2001 Senior Notes prior to the consummation of the Ref-Fuel Transaction." (c) Amendment of Section 6.01A. Section 6.01A of the Credit Agreement is hereby amended as follows:

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

     (i) The word "and" at the end of clause (xviii) of Section 6.01A is hereby deleted.

     (ii) Clause (xiii) of 6.01A is hereby amended by inserting the phrase "and the 2001 Senior Notes" immediately following the phrase "paragraphs (iii) and
(v)" therein.

     (iii) The period at the end of clause (xix) of Section 6.01A is hereby deleted and replaced with a semicolon.

     (iv) The following new clauses are hereby inserted immediately following clause (xviii) of Section 6.01A:

     "(xix) up to the aggregate principal amount of the 2001 Senior Notes issued by the Borrower or Allied Waste pursuant to the 2001 Indenture and the related Guarantees, if any, by Allied Waste and/or its subsidiaries of the issuer's obligations with respect to such 2001 Senior Notes; provided that 100% of the Net Available Proceeds from the issuance of such 2001 Senior Notes are used to prepay Term Loans in accordance with Section 2.11(c);

     (xx) up to $280,000,000 of Indebtedness incurred by the Ref-Fuel Subsidiaries to finance the acquisition of trucks, construction equipment, containers and/or other equipment to be leased to subsidiaries of Allied Waste and refinancings thereof not in excess of the aggregate principal amount of such Indebtedness (the "Ref-Fuel Subsidiary Purchase Money Debt"); and".
                  -----------------------------------------

     (v) Clause (xix) of Section 6.01A is hereby re-numbered as clause "(xxi)" and the reference to clause "(xviii)" therein is hereby replaced with a reference to clause "(xx)".

     (d) Amendment of Section  6.02A.  Section 6.02A of the Credit  Agreement is
         ---------------------------
hereby amended as  follows :

     (i) The word "and" at the end of paragraph (h) of Section 6.02A is hereby deleted.

     (ii) The period at the end of paragraph (i) of Section 6.02(A) is hereby replaced with a semicolon.

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

     (iii) The following new paragraphs  are hereby  inserted at the end of such
Section 6.02A:

     "(k) all Liens created under the Shared Collateral Security Agreement and the Shared Collateral Pledge Agreement securing obligations in respect of the 2001 Senior Notes, provided that such obligations are initially secured under such agreements at or about the time of issuance of the 2001 Senior Notes; and

     (l) all Liens on the assets of Ref-Fuel Subsidiaries created to secure the Ref-Fuel Subsidiary Purchase Money Debt and refinancings thereof permitted pursuant to clause (xx) of Section 6.01A."

     (e) Amendment of Section  6.05A.  Section 6.05A of the Credit  Agreement is
         ---------------------------
hereby amended as  follows:

     (i) Paragraph (a) of Section 6.05A is hereby amended by inserting the following proviso at the end of such paragraph:

     "; and provided further that, after the consummation of the Ref-Fuel Transaction, neither Allied Waste nor any Restricted Subsidiary shall make any additional Investment in any Ref-Fuel Subsidiary except to the extent permitted by paragraph (r) of this Section 6.05A."

     (ii) The word "and" at the end of paragraph (o) of Section 6.05A is hereby deleted.

     (iii) The period at the end of paragraph (p) of Section 6.05A is hereby deleted and replaced with a semicolon.

     (iv) The following new  paragraphs  are hereby  inserted at the end of such
Section 6.05A:

     "(q) the Guarantees, if any, issued by Allied Waste and/or its subsidiaries in respect of the 2001 Senior Notes; and

     (r)  the  acquisition  of  additional  equity  interests  in  the  Ref-Fuel
Subsidiaries not owned by Allied Waste or its Subsidiaries in exchange for equity interests in the HENS Partnerships owned by Allied Waste or subsidiaries of Allied Waste."

     (f) Amendment of Section 6.09A. Paragraph (c) of Section 6.09A of the Credit Agreement is hereby amended by replacing the phrase "and (vi)" in such paragraph (c) with the following phrase:

     ", (vi)  transactions  pursuant to which the  Ref-Fuel  Subsidiaries  lease
trucks,   construction   equipment,   containers   and/or  other   equipment  to
subsidiaries of Allied Waste and (vii)".


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

     (g) Amendment of Section 6.13A. Section 6.13A of the Credit Agreement is hereby amended by deleting the table set forth in such Section in its entirety and replacing it with the following table:

                                    " Period
                                      ------
               Minimum Ratio
               -------------

 December 31, 1999 to September 30, 2000     1.75 to 1.00
 December 31, 2000 to September 30, 2001     2.25 to 1.00
 December 31, 2001 to September 30 2002      2.25 to 1.00
 December 31, 2002 to September 30, 2003     2.50 to 1.00
 December 31, 2003 to September 30, 2004     2.75 to 1.00
 December 31, 2004 and thereafter            3.00 to 1.00"

     (h) Amendment of Section 6.14A. Section 6.14A of the Credit Agreement is hereby amended by deleting the table set forth in such Section in its entirety and replacing it with the following table:

                                   " Period
                                     ------
                   Maximum Ratio
                   -------------

 December 31, 1999 to September 30, 2000     6.25 to 1.00
 December 31, 2000 to September 30, 2001     5.50 to 1.00
 December 31, 2001 to September 30 2002      5.00 to 1.00
 December 31, 2002 to September 30, 2003     4.50 to 1.00
 December 31, 2003 to September 30, 2004     4.00 to 1.00
 December 31, 2004 and thereafter            3.50 to 1.00"

     SECTION 2. Waiver of Section  6.02A.  The  provisions  of Section 6.02A are
                ------------------------
hereby waived to the extent necessary to permit the 2001 Senior Notes to be secured on a pari passu basis with the AWNA Senior Notes and the BFI Indenture Debt.

     SECTION 3 . Amendment of Shared Collateral  Security  Documents.  If Allied
                 ---------------------------------------------------
Waste and the Borrower elect, at the time of issuance of the 2001 Senior Notes, to have the obligations in respect of the 2001 Senior Notes secured by the Liens on the collateral under the Shared Collateral Security Agreement and the Shared Collateral Pledge Agreement, the Borrower, Allied Waste and Chase, in its capacity as Collateral Trustee, (a) shall cause each of the Shared Collateral Security Agreement, the Shared Collateral Pledge Agreement and the Collateral Trust Agreement to be amended (x) to include obligations in respect of the 2001 Senior Notes in the definitions of (i) "Obligations" under the Shared Collateral Security Agreement and the Shared Collateral Pledge Agreement and (ii) "Secured Obligations" under the Collateral Trust Agreement, (y) to include the trustee under the 2001 Indenture as a "Trustee" and a "Secured Party" (for the benefit of the holders of the 2001 Senior Notes) under such agreements and (z) and to make such other conforming changes to such agreements as may be necessary or desirable in connection with the foregoing and (b) agree to take all other actions, including executing, filing, amending and recording financing statements and all other documents or instruments as may be deemed necessary or desirable to grant and perfect the Liens under the Shared Collateral Pledge Agreement and Shared Collateral Security Agreement securing obligations in respect of the 2001 Senior Notes, all at the expense of the Borrower and Allied Waste. The Required Lenders hereby consent to such amendments and authorize the Collateral Trustee to enter into such amendments and take the other actions contemplated by the foregoing.

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

     SECTION 4.  Representations  and  Warranties.  To induce the other  parties
                 --------------------------------
hereto to enter into this Amendment, each of the Borrower and Allied Waste represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent and the Collateral Trustee that, as of the Amendment Effective
Date:

     (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) After giving effect to the agreements and waivers herein, no Default or Event of Default has occurred and is continuing.

     SECTION 5.  Effectiveness.  This  Amendment  shall become  effective on the
                 --------------
first date on which all of the following conditions shall have been satisfied, which date shall in no event be later than February 28, 2001 (the "Amendment Effective Date") : (a) the Borrower or Allied Waste shall have issued 2001 Senior Notes for gross cash proceeds of not less than $500,000,000 pursuant to a public offering, a transaction pursuant to Rule 144A promulgated under the Securities Act of 1933 or other private placement transaction (the "Offering"),
(b) 100% of the Net Available Proceeds of the Offering shall have been used substantially simultaneously with the issuance of such 2001 Senior Notes to prepay outstanding Senior Term Loans, pro rata, in accordance with the respective principal amounts thereof, (c) if the obligations in respect of the 2001 Senior Notes are to be secured under the Shared Collateral Pledge Agreement and Shared Collateral Security Agreement, the Administrative Agent, the Collateral Agent and the Collateral Trustee shall have received opinions of outside counsel for Allied Waste and the Borrower satisfactory to them covering such matters as the Administrative Agent and the Collateral Agent may reasonably request with respect to the matters contemplated by Section 2 of this Amendment (Allied Waste and the Borrower hereby directing such counsel to deliver such opinions), and (d) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Allied Waste and AWNA.

     SECTION 6. Effect of Amendment.  Except as expressly set forth herein, this
                --------------------
Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Collateral Trustee under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Allied Waste to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

     SECTION 7. Costs and Expenses.  The Borrower and Allied Waste,  jointly and
                ------------------
severally, agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

     SECTION 8.  Counterparts.  This  Amendment may be executed in any number of
                 ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION  9.  Applicable  Law.  THIS  AMENDMENT  SHALL BE  GOVERNED  BY, AND
                  ---------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10.  Headings.  The headings of this  Amendment are for purposes of
                  --------
reference only and shall not limit or otherwise affect the meaning hereof. I

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



                  N WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                            ALLIED WASTE INDUSTRIES, INC.,

                                           by
                                           -------------------------------
                                           Name:
                                           Title:


                                           ALLIED WASTE NORTH AMERICA, INC.,

                                           by
                                           -------------------------------
                                           Name:
                                           Title:


                                           THE CHASE MANHATTAN BANK,
                                           individually and as Administrative
                                           Agent, Collateral Agent and
                                           Collateral Trustee,

                                            by
                                            -----------------------------
                                            Name:
                                            Title:


                                           Name of Institution:

                                           --------------------------------

                                           by
                                           --------------------------------
                                           Name:
                                           Title:











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